EXHIBIT 10.2

                           AMENDMENT TO LOAN AGREEMENT
                           ---------------------------
     THIS AMENDMENT TO LOAN AGREEMENT (this "Amendment"), made and entered into as of the 31st day of March, 2003, by and between KABLE NEWS COMPANY, INC., an Illinois corporation ("Kable News"), KABLE FULFILLMENT SERVICES OF OHIO, INC., a Delaware corporation ("Kable Fulfillment of Ohio"), KABLE DISTRIBUTION SERVICES, INC., a Delaware corporation ("Kable Distribution," and collectively with Kable News and Kable Fulfillment of Ohio, referred to herein as the "Existing Borrowers"), and KABLE FULFILLMENT SERVICES, INC., a Delaware corporation ("Kable Fulfillment Services") (Kable Fulfillment Services shall be added as an additional Borrower under the terms of this Amendment and together with the Existing Borrowers shall be referred to hereinafter as the "Borrowers"), and U.
S. BANK NATIONAL ASSOCIATION, a national banking association ("Bank").

                                   WITNESSETH:

     WHEREAS, the Kable News, Kable Fulfillment of Ohio and Kable Distribution heretofore executed and delivered to Bank a Revolving Credit Note dated April 4, 2002, in the principal amount of up to Twenty Million Dollars ($20,000,000.00), payable to the order of Bank as therein set forth (the "Note"); and

     WHEREAS, the Note is described in an Loan Agreement dated as of April 4, 2002 made by and among Kable News, Kable Fulfillment of Ohio, Kable Distribution and Bank (as amended, the "Loan Agreement"); and

     WHEREAS, Existing Borrowers have requested certain amendments to the Loan Agreement to add Kable Fulfillment Services as a party thereto and as a "Borrower" thereunder, which amendments Bank is willing to make on the terms and conditions set forth herein; and

     WHEREAS, Borrowers and Bank desire to amend and modify the Note and the Loan Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual provisions and agreements hereinafter set forth, the parties hereto do hereby mutually promise and agree as follows:

     1. The Existing Borrowers have advised the Bank that: (a) Kable News has formed Kable Fulfillment Services as a new subsidiary for the purposes of acquiring the subscription fulfillment services business of Electronic Data Systems Corporation and its subsidiaries, EDS Resource Management Corporation and EDS Information Services LLC (collectively, the "Sellers"), in an asset acquisition (the "EDS Acquisition") pursuant to an Asset Purchase Agreement to be made by and among Kable Fulfillment Services, as buyer, and such Sellers, a draft of which (dated as of March 28, 2003) has been provided to the Bank (the "Asset Purchase Agreement"), (b) as part of the EDS Acquisition, Kable Fulfillment Services will sublease the Sellers' real property facilities located in Louisville, Colorado pursuant to a Sublease Agreement (the "Sublease Agreement") to be made by and between EDS Information Services LLC, as sublandlord, and Kable Fulfillment Services, as subtenant, a draft of which (dated as of March 31, 2003) has been provided to the Bank, and (c) as part of the EDS Acquisition, Kable News will unconditionally guarantee to the Sellers all obligations of Kable Fulfillment Services under the Asset Purchase Agreement and under other agreements and instruments executed and delivered by Kable Fulfillment Services in connection with the EDS Acquisition pursuant to a Guaranty to be made by Kable News in favor of the Sellers, and Kable News will unconditionally guarantee to EDS Information Services LLC all obligations of Kable Fulfillment Services under the Sublease Agreement pursuant to a Guaranty to be made by Kable News in favor of EDS Information Services LLC (collective, the "Kable News Guaranty"), drafts of which (dated as of March 28, 2003 and March 31, 2003, respectively) have been provided to the Bank, and you have


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requested our consent to such EDS  Acquisition and to the execution of the Asset
Purchase Agreement and the Sublease Agreement by Kable Fulfillment Services and of the Kable News Guaranty by Kable News. Subject to the terms and conditions of this Amendment, the Bank hereby consents to the EDS Acquisition on the terms set forth in the Asset Purchase Agreement and to execution and delivery of the Asset Purchase Agreement, the Sublease Agreement and the Kable News Guaranty in the forms of such agreements delivered to the Bank for review, or with such revisions as the Bank, in its sole discretion, deems immaterial. This consent shall constitute a consent only with respect to the EDS Acquisition from Sellers as described in the Asset Purchase Agreement, and shall not be deemed a consent to or approval of any other or future Acquisitions or for any other investment, transaction or purpose.

     2. From and after the date of this Amendment, Kable Fulfillment Services shall be added as a party to the Agreement (as amended by this Amendment), and the term "Borrowers" used in the Loan Agreement or in any of the other
Transaction Documents (and other terms of similar reference to all of the Borrowers in general) shall henceforth include Kable Fulfillment Services. Kable Fulfillment Services, by its execution of this Amendment, hereby (i) represents and warrants to Bank all of the representations and warranties made by Borrowers under the Agreement, as amended in this Amendment, and (iii) agrees to all of the covenants, terms and provisions applicable to the Borrowers under the Loan Agreement, as amended by this Amendment, including, without limitation, not granting any liens or other encumbrances on any of its Property except as permitted under Section 5.02(b) of the Loan Agreement.

     3. New definitions of "Amendment" and "EDS Acquisition" shall be added to Exhibit A to the Loan Agreement in proper alphabetical order as follows:

          Amendment shall mean that certain Amendment to Loan Agreement dated as of March 31, 2003 made by and among the Borrowers and Bank.

          EDS  Acquisition  shall  mean the  acquisition  by  Kable  Fulfillment
     Services of the subscription fulfillment services business of Electronic Data Systems Corporation and its subsidiaries, EDS Resource Management Corporation and EDS Information Services LLC (collectively, the "Sellers") in an asset acquisition pursuant to a certain Asset Purchase Agreement dated as of March 31, 2003.

     4. The definition of "Borrowing Base" in Exhibit A to the Loan Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

          Borrowing Base shall mean, as of the date of any determination thereof, Seventy-Five Percent (75%) of the aggregate face amount of the Eligible Accounts of each of the Borrowers as of such date (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith and/or adjustments for reserves and allowances deemed appropriate by Lender in its good faith discretion based upon Lender's customary business lending practices). Notwithstanding any provision contained in this definition of "Borrowing Base" to the contrary, Lender may at any time and from time to time, in its sole and absolute discretion, loan to Borrowers more than the above stated percentage of Eligible Accounts without notice to Borrowers; provided, however, that no such overadvance shall establish a custom or course of dealing or entitle any of the Borrowers to any subsequent overadvance under the same or different circumstances. Lender reserves the right at any time and from time to time in its good faith discretion based upon Lender's customary business lending practices to increase or decrease the percentage advance rate on Eligible Accounts specified in this definition of "Borrowing Base" upon seven (7) days' prior written notice to Borrowers.

     5. The Borrowing Base Certificate in the form of Exhibit B to the Loan Agreement is hereby amended in its entirety to the form of Borrowing Base

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Certificate  attached as Exhibit B to this Amendment,  and all references in the
Loan Agreement and the other Transaction Documents to the form of Borrowing Base Certificate shall henceforth be amended and deemed to refer to the form of Borrowing Base Certificate attached as Exhibit B hereto.

     6. The definition of "Lender's Revolving Credit Commitment" in Exhibit A to the Loan Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

      Lender's Revolving Credit Commitment shall mean the sum of $30,000,000.00.

     7. The $20,000,000.00 Revolving Credit Note dated April 4, 2002 made by the Existing Borrowers payable to the order of Bank shall be amended and restated in the form of that certain Revolving Credit Note dated of even date herewith in the original principal amount of $30,000,000.00 made by all of the Borrowers payable to the order of Bank attached hereto as Exhibit A. All references in the Loan Agreement and the other Transaction Documents to the $20,000,000.00 Revolving Credit Note and any other references of similar import are hereby amended and deemed to refer to such $30,000,000.00 amended and restated Revolving Credit Note.

     8. The definition of "Patent, Trademark and License Security Agreements" in Exhibit A to the Loan Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

     Patent, Trademark and License Security Agreements shall mean that certain Patent, Trademark and License Security Agreement dated as of April 4, 2002 and executed by Kable News in favor of Lender, as the same may from time to time be amended, modified, extended, renewed or restated, that certain Patent, Trademark and License Security Agreement dated as of April 4, 2002 and executed by Magazine Connection Inc. in favor of Lender, as the same may from time to time be amended, modified, extended, renewed or restated, and that certain Patent, Trademark and License Security Agreement dated as of the date of the Amendment and executed by Kable Fulfillment Services, Inc. in favor of Lender, as the same may from time to time be amended, modified, extended, renewed or restated.

All references in the Loan Agreement and the other Transaction Documents to the Patent, Trademark and License Security Agreements and any other references of similar import are hereby amended and deemed to include the Patent, Trademark and License Security Agreement executed by Kable Fulfillment Services on the date hereof.

     9. Paragraph (i) in the definition of "Restricted Investment" in Exhibit A to the Loan Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

          (i) Investments of equity in Permitted Joint Ventures and the making by Borrowers and their subsidiaries of Permitted Acquisitions, provided that no such Acquisition or Investment in a Permitted Joint Venture shall exceed $500,000.00 and the total cost of all such Acquisitions and of all such Investments in Permitted Joint Ventures in any fiscal year shall not exceed $1,000,000.00 in the aggregate (but which shall not include the EDS Acquisition for the fiscal year ending April 30, 2003.

     10. The definition of "Security Agreements" in Exhibit A to the Loan Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

          Security Agreements shall mean that certain Security Agreement dated as of April 4, 2002 and executed by Kable News in favor of Lender, as the same may from time to time be amended, modified, extended, renewed or restated, that certain Security Agreement dated as of April 4, 2002 and executed by Kable Fulfillment in favor of Lender, as the same may from time to time be amended, modified, extended, renewed or restated, that certain

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     Security  Agreement  dated  as of  April  4,  2002  and  executed  by Kable
     Distribution in favor of Lender, as the same may from time to time be amended, modified, extended, renewed or restated, and , that certain
     Security Agreement dated as of the date of the Amendment and executed by Kable Fulfillment Services, Inc. in favor of Lender, as the same may from time to time be amended, modified, extended, renewed or restated, and Security Agreement shall mean any of them.

All references in the Loan Agreement and the other Transaction Documents to the Security Agreements and any other references of similar import are hereby amended and deemed to include the Security Agreement executed by Kable Fulfillment Services on the date hereof.

     11. Section 2.02(a)(v) in the Loan Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

          (v) the sum of the aggregate undrawn face amount of all outstanding Letters of Credit plus all unreimbursed drawings with respect thereto shall not as of any date exceed the lesser of (A) the lesser of (1) the amount of Lender's Revolving Credit Commitment as of such date or (2) the Borrowing Base as of such date or (B) $500,000.00; and

     12. Section 5.01(o)(iii) in the Loan Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

          (iii) Capital Expenditures and Capitalized Leases. Borrowers will not, and they will not cause or permit any Subsidiary to, make any Capital Expenditure or enter into any Capitalized Lease if the sum of (A) the aggregate amount of all Capital Expenditures (including the Capital Expenditure in question) made by Borrowers and all of their respective Subsidiaries on a combined basis during any fiscal year of Borrowers plus
     (B) the aggregate amount of all Capitalized Lease Obligations incurred by Borrowers and all of their respective Subsidiaries on a combined basis during such fiscal year of Borrowers would exceed $5,000,000.00 (excluding any purchases or Capitalized Leases of imaging equipment during the fiscal years ending April 30, 2003 and April 30, 2004, which purchases or Capitalized Leases of imaging equipment shall not exceed $1,000,000.00 in the aggregate).

     13.  The  Compliance  Certificate  in the  form of  Exhibit  G to the  Loan
Agreement is hereby amended in its entirety to the form of Compliance Certificate attached as Exhibit C to this Amendment, and all references in the Loan Agreement and the other Transaction Documents to the form of Compliance
Certificate shall henceforth be amended and deemed to refer to the form of Compliance Certificate attached as Exhibit C hereto.

     14. Schedule 4.08 attached to the Loan Agreement is hereby deleted in its entirety and in its place shall be substituted Schedule 4.08 attached at the end of this Amendment. All references in the Loan Agreement to Schedule 4.08 and any other references of similar import, whether in the Loan Agreement or in any of the other Transaction Documents (as defined in the Loan Agreement), shall henceforth mean Schedule 4.08 as attached to this Amendment. Schedules 4.05, 4.10, 4.12 and 4.16 attached to the Loan Agreement are hereby amended to add to such schedules the additional disclosures set forth on Schedules 4.05, 4.10,
4.12 and 4.16 attached at the end of this Amendment. All references in the Loan Agreement to Schedules 4.05, 4.10, 4.12 and 4.16 and any other references of similar import, whether in the Loan Agreement or in any of the other Transaction Documents, shall henceforth include the information set forth on Schedules 4.05, 4.10, 4.12 and 4.16, as the case may be, as attached to this Amendment.

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     15. In  consideration  of Bank's  agreements  contained  herein,  Borrowers jointly and severally agree to pay to Bank an amendment fee in the amount of Fifty Thousand Dollars ($50,000.00), which amendment fee shall be fully earned by Bank on the date hereof.

     16.  Bank's  agreements  hereunder,   including,  without  limitation,  its
consents to the EDS Acquisition and its agreement to add Kable Fulfillment Services as a Borrower under the Loan Agreement, are subject to the following preconditions:

          (a) Execution by each of the Borrowers, including Kable Fulfillment Services, of this Amendment and the amended and restated Note in the form of Exhibit A attached hereto;

          (b) Execution by each of the Guarantors of a new Guaranty of all of Borrowers' Obligations in form and substance acceptable to Bank;

          (c) Execution and delivery by Kable News of an Amendment to Stock Pledge Agreement, in form and substance acceptable to Bank, pledging to Bank all of the issued and outstanding capital stock of Kable Fulfillment Services, together with such stock powers (executed in blank), Regulation U-1 affidavits, original stock certificates and other documents as Bank shall require in order to perfect the pledge of such shares by Kable News thereunder;

          (d) Execution by Kable Fulfillment Services of a Security Agreement in form and substance acceptable to Bank, together with such UCC-1 financing statements, motor vehicle title lien applications and other documents as Bank shall require in order to perfect the security interests granted by Kable Fulfillment Services under such Security Agreement;

          (e) Execution by Kable Fulfillment Services of a Patent, Trademark and License Security Agreement in form and substance acceptable to Bank, together with such other documents as Bank shall require, in order to perfect the security interests granted by Kable Fulfillment Services under such Patent, Trademark and License Security Agreement in all trademarks, service marks, trademark applications and service mark applications and other intellectual property being acquired by Kable Fulfillment Services as of the date of the closing under the Asset Purchase Agreement;

          (f) Receipt by Bank of such UCC, tax and judgment lien search results as Bank may require in order to satisfy itself that the Security Agreement of Kable Fulfillment Services shall grant Bank first perfected security interests in all of the Collateral (as defined on Schedule 5 attached hereto) now or hereafter owned by Kable Fulfillment Services;

          (g) Delivery to Bank of evidence acceptable to Bank that Kable Fulfillment Services has completed the EDS Acquisition for a collective gross acquisition price not to exceed $11,500,000;

          (h) Delivery by Kable News of a Secretary's Certificate of the Secretary of Kable News certifying to Bank the resolutions of Kable News's board of directors which authorize Kable News to borrow money jointly and severally with the other Borrowers from Bank under the Loan Agreement, as amended from time to time, to execute this Amendment thereto, to execute the amended and restated Revolving Credit Note and to grant the pledge as provided in the Amendment to Stock Pledge Agreement;

          (i) Delivery by Kable Fulfillment of Ohio of a Secretary's Certificate of the Secretary of Kable Fulfillment of Ohio certifying to Bank the resolutions of Kable Fulfillment of Ohio's board of directors which authorize Kable Fulfillment of Ohio to borrow money jointly and severally with the other Borrowers from Bank under the Loan Agreement, as amended from time to time, to execute this Amendment thereto and to execute the amended and restated Revolving Credit Note;

          (j) Delivery by Kable Distribution of a Secretary's Certificate of the Secretary of Kable Distribution certifying to Bank the resolutions of Kable Distribution's board of directors which authorize Kable Distribution to

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     borrow  money from Bank under the Loan  Agreement,  as amended from time to time, to execute this Amendment thereto and to execute the amended and restated Revolving Credit Note;

          (k) Delivery by each of the Guarantors of a Secretary's Certificate of the Secretary of such Guarantor certifying to Bank the resolutions of such Guarantor's board of directors which authorize such Guarantor to guaranty the obligations and indebtedness of Kable Fulfillment Services to Bank under the Loan Agreement and the other Transaction Documents and to execute a new amended and restated Guaranty with respect thereto;

          (l) Delivery by Kable Fulfillment Services of a Secretary's Certificate of the Secretary of Kable Fulfillment Services certifying to Bank the resolutions of Kable Fulfillment Services' board of directors which authorize Kable Fulfillment Services to borrow money from Bank under the Loan Agreement, as amended from time to time, to execute the Loan Agreement by execution of this Amendment thereto, to execute the amended and restated Revolving Credit Note and to execute and deliver its Security Agreement and grant the liens and security interests as provided therein;

          (m) Delivery to Bank of certified Certificate of Incorporation of Kable Fulfillment Services issued by the Secretary of State of Delaware;

          (n) Delivery to Bank of a copy of the corporate bylaws of Kable Fulfillment Services certified to Bank by the corporate Secretary of Kable Fulfillment Services;

          (o) Delivery to Bank of such landlord's consents and waiver of liens on each leased location at which Kable Fulfillment Services shall operate the subscription fulfillment services business being acquired in the EDS Acquisition, which landlord's consents and waiver of liens shall be in form and substance acceptable to the Bank;

          (p) Delivery to Bank proof that Kable Fulfillment Services maintains insurance of the types and in the amounts required by Section 5.01(l) of the Loan Agreement and by its Security Agreement;

          (q) Delivery to Bank of such UCC partial releases [or a payoff letter duly executed] by Citicorp North America, Inc. in form and substance satisfactory to Bank pursuant to which Citicorp North America, Inc. agrees to release all Liens and security interests in any of the assets being acquired by Kable Fulfillment Services;

          (r) Payment to Bank of the amendment fee required under Paragraph 15 above;

          (s) Delivery to Bank of an opinion of legal counsel to the Borrowers addressed to Bank, in the form of Exhibit D attached hereto and otherwise satisfactory to the Bank and its counsel; and

          (t) Execution and delivery by Borrowers of such other documents or agreements as Bank may reasonably require in order to fully and effectively carry out the intents and purposes of the Loan Agreement as amended by this Amendment.

     17. Borrowers hereby agree to reimburse Bank upon demand for all reasonable out-of-pocket costs and expenses (including legal fees and expenses of the attorneys for Bank) incurred by Bank in the preparation, negotiation and execution of this Amendment and all other documents, instruments and agreements relating to this amendment of Borrowers' Loans from Bank.

     18. Borrowers hereby represent and warrant to Bank that:

          (a) The execution, delivery and performance by Borrowers of this Amendment are within the corporate powers of each of the Borrowers, have been duly authorized by all necessary corporate and partnership action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrowers of this Amendment do not conflict with, or result

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     in a breach of the terms,  conditions  or  provisions  of, or  constitute a default under or result in any violation of, and none of the Borrowers is now in default under or in violation of, the terms of its Articles or Certificate of Incorporation or Bylaws, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which any such Borrower is a party or by which any of them is bound or to which any of them is subject;

          (b)  This   Amendment   has  been  duly  executed  and  delivered  and
     constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms; and

          (c) As of the date hereof, all of the covenants, representations and warranties of Borrowers set forth in the Loan Agreement are true and correct and no "Event of Default" (as defined therein) under or within the meaning of the Loan Agreement has occurred and is continuing.

     19. All references in the Loan Agreement to "this Loan Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment.

     20. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of their respective rights or obligations hereunder.

     21. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Missouri.

     22. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

     23. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions of this Amendment shall govern and control.

     24. The Loan Agreement, as hereby amended and modified, and the Note, as hereby amended and restated, are and shall remain the binding obligations of Borrowers and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed. If any installment of amended or interest on the Note shall not be paid when due as provided in the Note as hereby amended and restated, the holder of the Note shall be entitled to and may exercise all rights and remedies under the Note, the Loan Agreement and the other Transaction Documents.

     25. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT Borrowers AND BANK FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY Borrowers AND BANK COVERING SUCH MATTERS ARE CONTAINED IN THE Note AND THE Loan Agreement, AS AMENDED BY THIS AGREEMENT, WHICH CONSTITUTE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN Borrowers AND BANK EXCEPT AS Borrowers AND BANK MAY LATER AGREE IN WRITING TO MODIFY. THE Note AND THE Loan Agreement, AS AMENDED BY THIS AGREEMENT, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

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     IN WITNESS WHEREOF,  the parties hereto have executed this instrument as of the date first written above on this 31st day of March, 2003.

                                               KABLE NEWS COMPANY, INC.


                                               By:     /s/  Michael P. Duloc
                                                       ----------------------
                                               Name:   Michael P. Duloc
                                               Title:  President & COO

                                               KABLE FULFILLMENT SERVICES OF
                                               OHIO, INC.


                                               By:     /s/  Michael P. Duloc
                                                       ----------------------
                                               Name:   Michael P. Duloc
                                               Title:  Chairman & CEO

                                               KABLE DISTRIBUTION SERVICES, INC.


                                               By:     /s/  Michael P. Duloc
                                                       ----------------------
                                               Name:   Michael P. Duloc
                                               Title:  President

                                               KABLE FULFILLMENT SERVICES, INC.


                                               By:     /s/  Michael P. Duloc
                                                       ----------------------
                                               Name:   Michael P. Duloc
                                               Title:  President

                                               U. S. BANK NATIONAL ASSOCIATION


                                               By:     /s/  Lisa M. Riley
                                                       ----------------------
                                                    Lisa Riley, Vice President


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